Exhibit 99.1

Cu® November 2020

Safe Harbor Statement The forward-lookingstatements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company's expectations will be achieved. Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors" and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our quarterly reports on Forms 10-Qand10-K, and described from time to time in the Company's filings with the SEC. 2 I 0 1.EESNwn"·

As of September 30, 2020 Market value of common equity and book value of debt as of September 30, 2020 Period ending December 31, 2019 Annual dividends declared in period ending December 31, 2019

Arrival of current management team Moved headquarters to suburban Philadelphia Rebranded company as CubeSmart Received Investment Grade credit rating from Moody’s and S&P Grew the portfolio by over $1.6 billion through acquisitions and developments U-Store-It Initial Public Offering Began capital recycling program to improve portfolio quality Acquired United Stor-All to establish 3rd Party Management platform Acquired 22 property Storage Deluxe portfolio, primarily in NYC, for $560 million Won 1st ISS industry award for Best Customer Service Opened 1,000th CubeSmart branded location Market value of common equity and book value of debt as of October 22, 2004 Market value of common equity and book value of debt as of September 30, 2020

Value Creation Strategy Generate sustainable growth to maximize long-term shareholder value Building an industry leading platform to generate outsized growth from our high quality portfolio, maximizing long-term shareholder value Attractive Industry Experienced Management Team Sophisticated Operating Platform Best-in-Class Portfolio Investment Grade Balance Sheet

Self-storage has been a top performing REIT sector through all phases of the economic cycle with 10-year returns averaging 17%1 Most diverse customer base of any REIT sector, averaging over 650 customers per store Month-to-month rentals allow for rapid repricing in response to changing economic conditions High margins and low cap-ex requirements drive more cash flow to the bottom line with sector average NOI margins of 70.6%2 Source: NAREIT Annual Returns by Property Sector Full-year 2019 average same-store margins for four largest publicly traded self-storage REITs by market cap

Sector Trends Attractive fundamentals have driven continued evolution of the industry New Supply Product Awareness Strong historical returns have led to increased new development across many core markets Continued growth in awareness & utilization has increased demand for the product Influx of Private Capital Management Consolidation Favorable returns have been driving private capital to invest in storage Sophistication of larger platforms has lead to consolidation through third party management 7 1 OI..IBESNwrr· --------------------

Currently the longest-tenured CEO in the sector

Joined the company in 2006, and previously served as Chief Operating Officer, Chief Investment Officer, and Chief Financial Officer

Currently serves on the board of NAREIT

Joined the company in 2006 and previously served as Chief Accounting Officer

Prior to joining CubeSmart, Tim was employed by Brandywine Realty Trust in a variety of roles, including Chief Accounting Officer, Treasurer, and VP of Finance

Jeff has been Senior Vice President, Chief Legal Officer and Secretary since February 2009

Prior to joining CubeSmart, Jeff served as SVP and Associate General Counsel of Gramercy Realty and as an associate with Morgan, Lewis & Bockius, LLP

Joel has been Chief Operating Officer since February 2020

Joined the company in 2010 and previously served as SVP of Operations, VP of Marketing, and Director of Revenue Management

Previous experience in roles at United Store-All Management, Extra Space, and Storage USA

Previously served on the board of the Self Storage Association

Experienced Management Team Christopher P. Marr President & Chief Executive Officer

Chris has been CEO of CubeSmart since January 2014

•Currently the longest-tenured CEO in the sector

•Joined the company in 2006, and previously served as Chief Operating Officer, Chief Investment Officer, and Chief Financial Officer

•Currently serves on the board of NAREIT

Timothy M. Martin Chief Financial Officer

Tim has been CFO of CubeSmart since November 2008

•Joined the company in 2006 and previously served as Chief Accounting Officer

•Prior to joining CubeSmart, Tim was employed by Brandywine Realty Trust in a variety of roles, including Chief Accounting Officer, Treasurer, and VP of Finance

Jeffrey P. Foster •Jeff has been Senior Vice President, Chief Legal Officer and Secretary since February 2009

•Prior to joining CubeSmart, Jeff served as SVP and Associate General Counsel of Gramercy Realty and as an associate with Morgan, Lewis & Bockius, LLP

Joel D. Keaton Chief Operating Officer •Joel has been Chief Operating Officer since February 2020

•Joined the company in 2010 and previously served as SVP of Operations, VP of Marketing, and Director of Revenue Management

•Previous experience in roles at United Store-All Management, Extra Space, and Storage USA

•Previously served on the board of the Self Storage Association

Average Senior Management Experience 12 years with CubeSmart 18 years in self-storage 18 years at publicly traded REITs

Execution on our core operations has driven strong organic growth We continue to grow the portfolio through all available avenues to maximize risk-adjusted returns for shareholders, including meaningful cash flow growth

Attracting the greatest share of potential demand through continually evolving digital platforms paired with targeted traditional marketing efforts Proprietary systems and processes to dynamically generate pricing decisions in order to maximize the value of each customer Building a foundation of proprietary solutions to improve operating efficiency and customer interactions Award winning customer service platform delivers an unparalleled experience encouraging retention and advocacy

SEO-focused content creation Targeted local marketing efforts Exploratory marketing channels Sophisticated brand development campaigns Website AB Testing Conversion funnel analysis and optimization by a team of data scientists Fully-integrated conversion-driven sales center Optimized customer rate increase model Award winning customer service Internal data warehouse and analytics tools to better understand customer behavior Automated paid search bidding model 3rd generation proprietary pricing optimization system Mobile-optimized website SmartRentalTM, our fully online rental process Hive, our proprietary point-of-sale platform is the foundation for operational enhancements

Launched: April 2020 Ability to rent online from any web-enabled device Customers can reserve their unit, sign a lease, pay & move in without interaction with CubeSmart teammates Launched: September 2020 Rent a cube and find new locations, contact-free Access personal gates codes Pay bills & set up autopay Check account balances & payment history Receive push notifications with important information

1. Reported average full-year metrics for the other three largest publicly-traded storage REITs by market cap from January 1, 2014 through December 31, 2019

Chicago 7% Boston 2% NY/NJ/LI 21% Phila. Wash DC3% Staten Island 0.4% So. CA 3% Queens 7%4% Brooklyn 3% North NJ 5% Long Island 2% Westchester Phoenix 3% States with Owned Stores States with Managed Stores Only Percentages represent % of total same-store revenue by MSA 1. As of September 30, 2020 Dallas 6% Houston 2% Atlanta 3% Orlando 2% Miami 9% Bronx2% 5%

Source: Bank of America Merrill Lynch Research Report dated January 9, 2019 Source: Evercore ISI Research Report dated November 13, 2019

Source: CubeSmart 3-mile portfolio demographics High population density creates a strong demand profile around our stores 1 Renters boost demand as they are 3.9x more likely to move than homeowners 1 NYC square foot per capita is substantially lower than the industry average 2

NYC recently excluded all self-storage development from eligibility under the Industrial & Commercial Abatement Program (ICAP) for all new projects that don’t have final permits as of July 1st (ICAP remains available for all other product types) The ICAP provides property tax abatements from 10-25 years on the value of all improvements These abatements are critical for attractive returns on development in the boroughs given high land cost In 2017, NYC passed a zoning amendment that required a special permit for self-storage to be built in the Industrial Business Zones (IBZs) The IBZs reduced the land that was previously zoned by-right for storage by 49%1 1. Source: New York City Department of City Planning

5 properties in Queens, 2 in Brooklyn, and 1 in the Bronx Mix of 4 fully-stabilized properties and 4 properties that have not yet fully stabilized Portfolio expected to fully stabilize by mid-2023 All properties are currently branded and managed by CubeSmart Portfolio Summary On October 21st, we entered into an agreement to purchase an eight-property portfolio in the New York City Boroughs for $540 million Transaction is subject to typical due-diligence and loan assumptions, with a projected closing in the fourth quarter of 2020 Transaction Summary $183.7M of consideration provided in the form of Operating Partnership Units $154.6M of assumed debt secured by five properties Remaining $201.7M initially funded from available cash and proceeds from the undrawn portion of our $750M unsecured credit facility Financing Summary

Solidifies our strong market position and enhances our competitive advantage in the NYC boroughs Expands our exposure to high-growth submarkets with strong demographics and attractive demand trends Opportunity to deploy a meaningful amount of capital to grow the Company in a way that is consistent with our strategy of investing in high-quality assets with attractive risk-adjusted returns Knowledge from being the market leader as well as managing all of the target assets significantly lowers underwriting and operational risks Leverages the strength of our currency and confidence in our platform through an OP Unit transaction Availability of attractive capital to fund the transaction

Focus on markets with strong demographics to drive long-term value Build and acquire Class-A properties in core infill locations by leveraging local developer expertise Invest with partners to expand national footprint and improve returns for lease-up opportunities Expand scale of platform, generate fee revenue and build industry relationships For the period January 1, 2015 through December 31, 2019 Valuation at 100% of venture acquisition price Net increase in stores under management between January 1, 2015 through December 31, 2019

1 12 Projects3 Projects2 Projects2 Projects Our development projects are projected to create over $340 million in value at stabilization2 2 Projects 1 Project 1 Project 1 Project 1 As of September 30, 2020 Proforma based on stabilized NOI projections and current market cap rates

Strong returns through levered structures and promotes Opportunity to purchase assets at the end of the hold period Fee revenue increases our return profile Market and cash flow diversification Mitigates dilution of lease-up properties 35 properties $315.7 million Total CUBE Ownership: 50% 21 properties $261.3 million Total CUBE Ownership: 20% properties $87.5 million Total CUBE Ownership: 10% properties $135.3 million Total CUBE Ownership: 10%

Acquisition Portfolio (18) Sale Portfolio (50) Expanded relationship with our JV partner Participated in portfolios with a mix of assets Boosted returns through fee income Shared in value creation through promoted returns Acquired stores that fit our investment criteria In 2019, the venture sold 50 of the assets unlocking our promoted interest We reinvested our proceeds at an attractive all-in yield, purchasing our partner’s interest in 18 stores that best fit our strategy acquisitions from platform3 anagement fees2 CubeSmart management has grown to the second largest national management platform4 as we continue to expand our national footprint and brand while increasing efficiency Fees from the management business contribute meaningfully to FFO growth The management platform serves as an acquisition pipeline for quality assets which allows us to leverage existing relationships and our experience operating the stores, resulting in lower investment risk stores on the platform1 12 Months Ended December 31, 2019 Since 2009 Source: 2020 Self-Storage Almanac

Source: Company Filings, as of December 31 of each stated year Calculated as annual EBITDA / Interest Expense CubeSmart’s Baa2 senior unsecured rating reflects the REIT’s good financial flexibility and modest use of leverage. - Moody’s Investors Service

Ample liquidity to manage near-term capital needs Capital Needs: $129.2M through 2021 $54.9M of debt maturities1 $74.3M of remaining development commitments1 $305.6M of net acquisition requirements3 Existing Sources of Capital $712.0M of remaining capacity on revolving credit facility1 $470M of authorization under at-the-market equity program1 Retained free cash flow Proven ability to access a variety of sources of capital, raising $4.2 billion since 2010 Common Equity: raised $1.4 billion in net proceeds Unsecured Senior Notes2: raised $2.3 billion through eight unsecured note issuances Credit Facility: $750 million revolving line of credit Bank Debt: raised $400 million in term loans (since repaid) Preferred Equity: raised $77.5 million through one preferred equity issuance (since redeemed) As of September 30, 2020 As of September 30, 2020 pro forma to include October 2020 Unsecured Senior Note Issuance and redemption of 2022 senior notes Includes $643.9M acquisitions under contract as of the date of our earnings release (November 5,2020) less $183.7M OP issuance and $154.6M of assumed secured debt from the Storage Deluxe Transaction

Environmental Initiatives

Focus on reducing the already low impact of our storage locations

High Efficiency Lighting Retrofit

Since 2015, CubeSmart has completed lighting retrofits at 134 owned stores in 17 states and DC. These lighting upgrades save approximately 150,000 kW of energy consumption annually.

Energy Management Systems

Since 2010, CubeSmart has installed 76 energy management systems at owned stores to monitor and control a store's energy usage which decreased electricity usage by 16.9% over the first 12 months.

Solar Panel Installation

Since 2016, CubeSmart has completed 42 solar projects at owned stores which generated 4,752 MWh of power in 2019.

Paperless Leases & Recycling

The paperless lease system has reduced paper usage by 82% since the roll-out in 2014. A company-wide computer and office equipment recycling program properly disposes of electronic waste.

HVAC Upgrades

Since 2014, CubeSmart has upgraded 808 low-efficiency R-22 HVAC units with Energy Star, high-efficiency R410 units at 251 owned stores.

American Forests Global ReLeaf

CubeSmart offers customers the option to opt into our "Plant a Tree" program. Since 2010, ~123,800 trees have been planted in reforestation projects, restoring approximately 619 acres.

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Social Initiatives

Engaging with our customers, teammates and communities


Investments in Our Teammates

Establishment of programs designed to increase Teammate engagement, recognition and development


Charitable Donations

Match employee contributions to charitable organizations through our Gift Matching Program


Local Community Charities

Donated the use of over 1,200 storage cubes to charities local to our stores since 2017


Community Volunteer Programs

Teammates at our corporate office have volunteered over 2,000 hours since 2015 through our Day of Service Program

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Annual election of trustees Annual say-on-pay votes Single voting class of stock Shareholder right to call special meeting One of the highest governance ratings amongst our peers Regular executive sessions of independent trustees Annual Board & committee self-evaluations Share ownership guidelines for executive officers and trustees Anti-hedging & anti-pledging policies Code of Business Conduct & Ethics for employees and trustees Risk oversight by Board & committees < 5 Years5-10 Years> 10 Years 1 Trustee 3 Trustees 4 Trustees Real Estate Management REIT Advisory Marketing Logistics Financial Management M&A Risk Management Multi-unit Management Real Estate Law Real Estate Development           Deep, Relevant Experience

Same-store results for the period from January 1, 2020 through September 30, 2020 For the period from January 1, 2020 through September 30, 2020 As of the date of our earnings release, November 5, 2020 As of September 30, 2020

Maximizing property cash flows to generate long-term value through a continually evolving marketing, revenue management, and customer service platform An investment-grade balance sheet provides the strength and flexibility to access the full array of capital sources to finance growth opportunities Prudently building on our portfolio of high-quality assets with a disciplined growth strategy of investing in targeted markets to maximize risk-adjusted returns

Same-Store Performance 12010201120122013201420152016201720182019 External Growth Trading & Valuation Metrics Performance as reported for the same-store pool as it was constituted at the end of the respective year Year-ending values as detailed in Company's supplemental packages Calculated as ending common share price / funds from operations per share, as adjusted. Please refer to CubeSmart’s public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure Calculated as annual common distributions per share / funds from operations per share, as adjusted Calculated as annual dividend per share / ending common share price

[LOGO] Contact Us Contact Info josh Suchtzer Senior Director, Finance jschutzer@cubesmart.com Telephone phone 610.535.5700